LIBERTY THEMATIC EQUITY FUNDS

                                  Annual Report
                                October 31, 2002

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

                          LIBERTY THEMATIC EQUITY FUNDS

                                  Annual Report
                                October 31, 2002

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               To sign up for eDelivery, go to www.icsdelivery.com

 President's Message

[photo of Keith T. Banks]


Dear Shareholder:
Stock markets around the world declined sharply over the past year, as the recession and market decline that began in the US expanded to engulf all major developed and most emerging markets. A glimmer of optimism surfaced early in the 12-month period, which began on November 1, 2001, as stocks bounced back from their post-September 11 lows and the US economy posted robust growth. However, the US recovery lost steam and uncertainty associated with possible military action in Iraq and terrorist activity in the Middle East has unsettled investors around the world. Although most economists believed that Europe would avoid recession and that Japan's economy would stabilize or move ahead, industrial output fell in key markets, unemployment rates edged higher and the environment for stocks turned unfriendly once again.

In the report that follows, lead portfolio manager Leon Pedersen provides a more detailed discussion on the factors that affected international stock markets during the reporting period and the strategies his team employed in managing the fund. As always, thank you for investing in Liberty Funds.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 Portfolio Manager's Report -- Liberty Global Thematic Equity Fund


Top 10 holdings as of 10/31/02 (%)

Pfizer                             3.6
Citigroup                          3.6
Nestle SA                          3.3
Canon                              2.9
Microsoft                          2.8
Wells Fargo                        2.6
General Electric                   2.4
Aventis (Fr)                       2.4
American International Group       2.2
Exxon Mobil                        2.0

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio in the future.

Top 5 countries as of 10/31/02 (%)

United States                     53.1
United Kingdom                     9.5
Japan                              8.1
Switzerland                        4.8
France                             4.8

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.

Bought
--------------------------------------------------------------------------------
HOME DEPOT (1.1% of net assets) was the first purchase under the new theme, The Home. The biggest player in the large and growing industry of home improvement, Home Depot is a well-established operator with the highest returns in the industry. At its current price, we think the stock represents an attractive value.

Sold
--------------------------------------------------------------------------------
We sold our position in Alcoa, decreasing the fund's exposure to the Deregulation theme. The company lost its position as the aluminum industry price leader to Chinese producers, which are providing greater supply at lower prices. Demand for aluminum in construction, auto production and aerospace has also declined.

Difficult period for world markets

Stock market investors worldwide experienced a bumpy ride during the past year. For the 12-month period that ended October 31, 2002, Liberty Global Thematic Equity Fund class Z shares returned negative 18.08%.1 The fund underperformed the MSCI World Index, which returned negative 14.85%. The fund's poor relative performance was due primarily to disappointing returns from stocks related to the Longer Life - Better Life theme.

Unsettled economic conditions

At the end of 2001, global markets seemed to be rebounding from recession, but the war on terrorism, the threat of military action in Iraq and corporate governance issues hampered equity markets. In the United States, mortgage refinancing and declining interest rates bolstered consumer spending during the year, but this trend was on the wane by the end of the period. European economic performance has been disappointing, both in absolute terms and compared to the United States. Japanese economic performance was favorable in the first half of the year, helped by strong demand from key export markets in Asia, but plunged during the third quarter along with the United States and Europe. In October, world equity markets rallied somewhat, but not enough to counteract previous declines.

Two new strategic themes

Our thematic stock selection process did not change during the fiscal year, but we have introduced two new themes. The first is The Home, based on rising rates of home ownership in the United States and Europe, a growing trend toward home improvement and a greater focus on the home and family life, including telecommuting and family activities. The second theme is Mastering Human Capital, based on the belief that higher profits and industry dominance are directly related to effective use of human capital - the skills, knowledge, innovation, and internal and external networks of employees.

-------------
1 On July 29, 2002, the fund's outstanding shares were redesignated as Class Z shares and the fund was renamed from Stein Roe Global Thematic Equity Fund to Liberty Global Thematic Equity Fund.

Drug companies lost ground

Within the theme Longer Life - Better Life, Abbott Labs and Fresenius (1.8% and 0.4% of net assets, respectively) were a drag on performance.2 The share price of Abbott Labs declined when the Food and Drug Administration did not approve the company's chosen production facilities for its next generation of diagnosis products. The price of Fresenius went down as a result of persistent earnings problems in its nutrition division and its indirect involvement in a US-based asbestos lawsuit.

Positive performance from Dreams

The Fulfill Your Dreams theme was a winning strategy during the year, bolstered by the positive performance of Carnival Corp. and Harley Davidson (1.6% and 1.3% of net assets, respectively). The price of Carnival stock surged from its post-September 11 low on the back of an improved outlook for travel-related companies. Harley Davidson announced strong results early in the year and revised its expectations upward for 2002 based on increased production.

Global outlook mixed

US economic activity, which has experienced mixed results, remains the primary force behind global economic trends. While low interest rates have kept American consumers spending, no one is sure if that pattern will continue. In Europe, rigid labor markets make it more difficult for companies to trim costs and increase earnings, and Japan is still struggling with economic problems that have persisted for more than a decade. Despite the uncertainty, however, technological advances and globalization have continued to create dramatic opportunities for well-positioned companies and industries. We believe our thematic investing approach is an effective way to take advantage of potential changes in the global economy.

/s/ Leon Pedersen

Leon Pedersen

The fund is managed by a 28-member portfolio team at Nordea Investment Management North America, Inc. with Leon Pedersen serving as lead manager. No single individual at Nordea is responsible for making investments decisions for the fund.

 Top 5 sectors as of 10/31/02 (%)

[bar chart data]:

Financials                 18.6
Health care                15.4
Information technology     14.6
Consumer discretionary     13.6
Consumer staples            8.4


Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.

-----------
2  Holdings are disclosed as of October 31, 2002 and are subject  to change.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

 Performance Information -- Liberty Global Thematic Equity Fund


Value of a $10,000 Investment

1/2/01 - 10/31/02


PERFORMANCE OF A $10,000 INVESTMENT

1/2/01 - 10/31/02 ($)

                  without      with
                   sales       sales
                  charge      charge
--------------------------------------
 Class Z           6,291        n/a



[mountain chart data]:

                  Class Z          MSCI World
                  shares            Index

1/2001          $10,000.00        $10,000.00
                 10,424.00         10,193.00
                  9,555.68          9,330.67
                  8,736.76          8,715.78
                  9,467.15          9,358.13
                  9,338.40          9,236.48
                  9,042.37          8,945.53
                  8,765.67          8,825.66
                  8,301.97          8,401.14
                  7,492.53          7,660.16
                  7,679.84          7,806.47
                  8,173.66          8,267.05
                  8,351.02          8,318.31
                  7,886.71          8,065.43
                  7,738.44          7,994.46
                  8,064.23          8,363.00
                  7,633.60          8,063.61
                  7,564.13          8,077.32
                  7,169.28          7,586.21
                  6,546.99          6,945.94
                  6,477.59          6,957.75
                  5,756.63          6,191.70
10/2002           6,291.00          6,648.00



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. Unlike the fund, indexes are not investments, do not incur fees and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Index performance is from December 31, 2000.

Average annual total return as of 10/31/02 (%)

Share class                            Z
Inception date                      1/2/01
---------------------------------------------
                                    without
                                     sales
                                    charge
---------------------------------------------
1-year                              -18.08
---------------------------------------------
Life                                -22.34
---------------------------------------------



Average annual total return as of 9/30/02 (%)

Share class                            Z
---------------------------------------------
                                    without
                                     sales
                                    charge
---------------------------------------------
1-year                              -23.15
---------------------------------------------
Life                                -27.08
---------------------------------------------


Past performance does not guarantee future investment results. Returns and values of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

---------------
Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

---------------
Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Liberty Funds Distributor, Inc. (LFDI) who (i) hold class Z shares, (ii) who holds class A shares that were exchanged into class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by LFDI; clients of fee-based brokers-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members) of any fund distributed by LFDI; insurance companies, trust companies, banks, endowments, investment companies and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please consult the fund prospectus.

 Portfolio Manager's Report-- Liberty European Thematic Equity Fund



Top 10 holdings as of 10/31/02 (%)

Total B                            6.6
Aventis                            5.0
Nestle SA                          4.7
UBS AG                             4.4
GlaxoSmithKline PLC                4.3
Lloyds TSB Group                   3.4
National Grid Group PLC            3.2
Telecom Italia                     3.1
ENI SpA                            3.1
Vodafone Group                     3.1

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

Top 5 countries as of 10/31/02 (%)
United Kingdom                    33.1
France                            16.3
Italy                             12.3
Switzerland                       10.9
Germany                            8.2

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.

Bought
--------------------------------------------------------------------------------
ADECCO (1.6% of net assets)
We invested in the Swiss company Adecco to support the Mastering Human Capital theme. The world's leading supplier of human resources services, Adecco commands a 12% share of its market. Temporary services still form the core of the company's activities, but in recent years it has moved into recruitment, education, job training and other similar human resource functions.

Sold
--------------------------------------------------------------------------------
Within the Saving for Retirement theme we sold our position in Swiss Re after it reported weaker-than-expected numbers. While the long-term drivers of growth in life insurance remain strong - continued wealth creation, aging demographics - Swiss Re's risk/reward ratio was no longer attractive enough to keep the stock in the portfolio.

Difficult period for European stocks

Stock market investors worldwide experienced a bumpy ride during the past 12 months. For the 12-month period that ended October 31, 2002, Liberty European Thematic Equity Fund class Z shares returned negative 19.58% compared to the MSCI Europe Index, which returned negative 13.88%.1 The fund's poor performance was due primarily to disappointing returns from stocks representing the Saving for Retirement, Cross Selling and Longer Life - Better Life themes.

Strong start fizzled

European equity markets performed relatively well in the fourth quarter of 2001, bolstered by large cash inflows from institutional investors and declining short-term interest rates. However, early in 2002, European companies began to caution against weak earnings. Unlike US companies, which have a wide degree of control over labor, Europe's rigid labor markets and welfare system make it difficult to trim costs by reducing the workforce. As a result, corporate earnings were even weaker in Europe and European equity markets continued to decline throughout the year. The US dollar also weakened against the euro during the period, which has a positive impact on investment returns that are translated into dollars but a negative return on European export markets, and hence corporate results.

Two new strategic themes

Our thematic stock selection process did not change during the fiscal year, but we have introduced two new themes. The first, Mastering Human Capital, is based on the belief that higher profits and industry dominance are directly related to effective use of human capital--the skills, knowledge, innovation, internal and external networks of employees. This theme is driven by intensified business competition, urgency to innovate and the increased demand for partnerships. The second theme is The Home, based on rising rates of home ownership in the United States and Europe, and a growing trend

-------------
1 On July 29, 2002, the fund's outstanding shares were redesignated as Class Z shares and the fund was renamed from Stein Roe European Thematic Equity Fund to Liberty European Thematic Equity Fund.

toward home improvement and a greater focus on the home and family life, including telecommuting and spending more time on family activities.

Financial and drug companies hurt performance

The Saving for Retirement and Cross Selling themes detracted from the fund's performance because of their heavy exposure to financial companies, including the life insurance company, Alleanza (1.4% of net assets) and diversified financial services company Skandia, which has since been eliminated from the portfolio.2 The Longer Life - Better Life theme also brought performance down as pharmaceutical companies began to feel the price pressures of competition from generic drugs. Shire Pharmaceuticals (1.5% of net assets) revised its earnings growth expectation, because it expects greater competition for its key product and higher costs to launch new products.

Better results from Dreams and Deregulation

The Fulfill Your Dreams theme helped the fund with strong performance from P&O Princess Cruises (2.1% of net assets), as market conditions for cruise operators rebounded from a decline late in 2001. The price of National Grid (3.2% of net assets), which owns and operates the electricity transmission system in England and Wales, remained stable throughout the year, making Deregulation one of the top themes in relative terms.

Cautious optimism for 2003

Stock price declines, the strengthening of the euro, economic slowdown in the US, higher oil prices and cautious consumers have weighed European markets down over the past year. However, these factors have been somewhat offset by a trend toward rising wages, lower interest rates, limited inventories and improved earnings. As a result, we believe that economic growth and, in turn, the stock markets of Europe, have the potential to pick up slightly in 2003.

/s/ Leon Pedersen

Leon Pedersen

The fund is managed by a 28-member portfolio team at Nordea Investment Management North America, Inc., with Leon Pedersen serving as lead manager. No single individual at Nordea is responsible for making investments decisions for the fund.

 Top 5 sectors as of 10/31/02 (%)

[bar chart data]:

Financials                 18.6
Health care                16.0
Energy                     15.6
Consumer discretionary     11.9
Consumer staples            8.2


Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.

------------
2 Holdings are disclosed as of October 31, 2002 and are subject to change. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a limited geographic region, such as Europe, may be subject to additional risks and volatility.

 Performance Information-- Liberty European Thematic Equity Fund


Value of a $10,000 Investment

1/2/01 - 10/31/02

PERFORMANCE OF A $10,000 INVESTMENT

1/2/01 - 10/31/02 ($)

                  without      with
                   sales       sales
                  charge      charge
-------------------------------------
 Class Z           5,893        n/a


[mountain chart data]:

                  Class Z          MSCI World
                  shares           Index

1/2001          $10,000.00        $10,000.00
                 10,157.00         10,005.00
                  9,233.73          9,126.56
                  8,428.55          8,445.72
                  8,968.82          9,046.21
                  8,477.33          8,604.76
                  8,133.15          8,279.50
                  8,054.26          8,300.19
                  7,906.86          8,084.39
                  7,150.18          7,277.57
                  7,326.79          7,508.99
                  7,562.71          7,810.10
                  7,837.99          8,010.04
                  7,346.55          7,591.12
                  7,346.55          7,589.60
                  7,651.43          8,000.96
                  7,561.14          7,940.15
                  7,471.17          7,915.53
                  7,281.40          7,640.87
                  6,372.68          6,790.44
                  6,342.73          6,789.08
                  5,364.04          5,895.64
10/2002           5,893.43          6,466.59


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index that tracks the performance of European stocks. Unlike the fund, indexes are not investments, do not incur fees and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Index performance is from December 31, 2000.

Average annual total return as of 10/31/02 (%)

Share class                            Z
Inception date                      1/2/01
---------------------------------------------
                                    without
                                     sales
                                    charge
---------------------------------------------
1-year                              -19.58
---------------------------------------------
Life                                -25.06
---------------------------------------------


Average annual total return as of 9/30/02 (%)

Share class                            Z
---------------------------------------------
                                    without
                                     sales
                                    charge
---------------------------------------------
1-year                              -24.99
---------------------------------------------
Life                                -29.98
---------------------------------------------



Past performance does not guarantee future investment results. Returns and values of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

------------
Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

------------
Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Liberty Funds Distributor, Inc. (LFDI) who (i) hold class Z shares, (ii) who holds class A shares that were exchanged into class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by LFDI; clients of fee-based brokers-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members) of any fund distributed by LFDI; insurance companies, trust companies, banks, endowments, investment companies and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please see the fund prospectus.

 Investment Portfolio-- Liberty Global Thematic Equity Fund

October 31, 2002


COMMON STOCKS - 99.8%              SHARES         VALUE
-------------------------------------------------------
CONSUMER DISCRETIONARY - 13.6%
AUTOMOBILES & COMPONENTS - 2.1%
   AUTOMOBILE MANUFACTURERS - 0.8%
Honda Motor Co., Ltd.                 300  $     10,728
                                          -------------
   MOTORCYCLE MANUFACTURERS - 1.3%
Harley-Davidson, Inc.                 310        16,213
                                          -------------
CONSUMER DURABLES & APPAREL - 0.8%
   APPAREL, ACCESSORIES & LUXURY GOODS - 0.4%
Polo Ralph Lauren Corp. (a)           290         5,522
                                          -------------
   CONSUMER ELECTRONICS - 0.4%
Koninklijke (Royal) Philips
   Electronics N.V.                   265         4,740
                                          -------------
HOTELS, RESTAURANTS & LEISURE - 3.0%
   HOTELS, RESORTS & CRUISE LINES - 1.6%
Carnival Corp.                        745        19,459
                                          -------------
   RESTAURANTS - 1.4%
Compass Group PLC                   1,780         7,882
Darden Restaurants, Inc.              500         9,490
                                          -------------
                                                 17,372
                                          -------------
MEDIA - 3.3%
   ADVERTISING - 0.3%
WPP Group PLC                         480         3,253
                                          -------------
   BROADCASTING & CABLE TV - 3.0%
British Sky Broadcasting Group PLC (a)700         6,604
Grupo Televisa S.A., ADR (a)          450        12,645
Societe Television Francaise          300         7,709
Univision Communications, Inc.,
   Class A (a)                        400        10,364
                                          -------------
                                                 37,322
                                          -------------
RETAILING - 4.4%
   APPAREL RETAIL - 2.1%
Gucci Group N.V.                      200        18,076
The Gap, Inc.                         700         8,239
                                          -------------
                                                 26,315
                                          -------------
   GENERAL MERCHANDISE STORES - 1.2%
Wal-Mart Stores, Inc.                 280        14,994
                                          -------------
   HOME IMPROVEMENT RETAIL - 1.1%
Home Depot, Inc.                      480        13,862
                                          -------------



                                   SHARES        VALUE
------------------------------------------------------
CONSUMER STAPLES - 8.4%
FOOD & DRUG RETAILING - 1.1%
   DRUG RETAIL - 1.1%
CVS Corp.                             510  $     14,142
                                          -------------
FOOD, BEVERAGES & TOBACCO - 7.3%
   DISTILLERS & VINTNERS - 0.6%
Diageo PLC                            700         7,885
                                          -------------
   PACKAGED FOODS & MEATS - 5.7%
Cadbury Schweppes PLC               2,030        13,202
Koninklijke Numico N.V.               346         5,504
Kraft Foods, Inc., Class A            300        11,850
Nestle SA, Registered Shares          190        40,635
                                          -------------
                                                 71,191
                                          -------------
   SOFT DRINKS - 1.0%
PepsiCo, Inc.                         280        12,348
                                          -------------

-------------------------------------------------------
ENERGY - 7.0%
   INTEGRATED OIL & GAS - 6.4%
ENI S.p.A.                            900        12,470
Exxon Mobil Corp.                     740        24,908
Royal Dutch Petroleum Co.             230         9,839
Suncor Energy, Inc.                   695        10,090
Total B                               160        21,996
                                          -------------
                                                 79,303
                                          -------------
   OIL & GAS EQUIPMENT & SERVICES - 0.6%
Schlumberger Ltd.                     200         8,022
                                          -------------

-------------------------------------------------------
FINANCIALS - 18.6%
BANKS - 7.1%
Bank of America Corp.                 100         6,980
Deutsche Bank AG (a)                  150         6,538
Lloyds TSB Group PLC                2,000        17,197
UBS AG, Registered Shares             400        19,015
UniCredito Italiano S.p.A.          1,660         6,234
Wells Fargo & Co.                     650        32,805
                                          -------------
                                                 88,769
                                          -------------
DIVERSIFIED FINANCIALS - 7.6%
   CONSUMER FINANCE - 0.2%
Promise Co., Ltd.                     100         3,234
                                          -------------
   DIVERSIFIED FINANCIAL SERVICES - 7.4%
Citigroup, Inc.                     1,200        44,340
Fortis                                438         8,000
Merrill Lynch & Co., Inc.             370        14,042
Nomura Holdings, Inc.               1,000        11,485
State Street Corp.                    350        14,480
                                          -------------
                                                 92,347
                                          -------------


See notes to investment portfolio.

October 31, 2002


COMMON
STOCKS (CONTINUED)                 SHARES        VALUE
------------------------------------------------------
FINANCIALS (CONTINUED)
INSURANCE - 3.9%
   LIFE & HEALTH INSURANCE - 1.5%
Alleanza Assicurazioni              2,540     $  18,225
                                          -------------
   MULTI-LINE INSURANCE - 2.2%
American International Group, Inc.    440        27,522
                                          -------------
   PROPERTY & CASUALTY INSURANCE - 0.2%
Travelers Property Casualty Corp.,
   Class A (a)                         51           677
Travelers Property Casualty Corp.,
   Class B (a)                        106         1,433
                                          -------------
                                                  2,110
                                          -------------

-------------------------------------------------------
HEALTH CARE - 15.0%
HEALTH CARE EQUIPMENT & SERVICES - 0.4%
   HEALTH CARE EQUIPMENT - 0.4%
Applera Corp. - Applied
    Biosystems Group                  250         5,058
                                          -------------
PHARMACEUTICALS & BIOTECHNOLOGY - 14.6%
   PHARMACEUTICALS - 14.6%
Abbott Laboratories                   550        23,029
Aventis SA                            500        29,871
GlaxoSmithKline PLC                   520         9,918
Johnson & Johnson                     420        24,675
Merck & Co., Inc.                     390        21,154
Novo Nordisk A/S, Class B             300         8,253
Pharmacia Corp.                       130         5,590
Pfizer, Inc.                        1,400        44,478
Shire Pharmaceuticals Group PLC (a)   700         5,636
Teva Pharmaceutical
   Industries Ltd., ADR               130        10,066
                                          -------------
                                                182,670
                                          -------------

-------------------------------------------------------
INDUSTRIALS - 8.2%
CAPITAL GOODS - 4.0%
   AEROSPACE & DEFENSE - 0.7%
Boeing Co.                             80         2,380
Bombardier, Inc., Class B           1,260         4,192
Invensys PLC                        1,700         1,701
                                          -------------
                                                  8,273
                                          -------------
   INDUSTRIAL CONGLOMERATES - 2.8%
General Electric Co.                1,200        30,300
Siemens AG (a)                        100         4,723
                                          -------------
                                                 35,023
                                          -------------
   TRADING COMPANIES & DISTRIBUTORS - 0.5%
W.W. Grainger, Inc.                   130         6,300
                                          -------------



                                   SHARES        VALUE
------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 3.0%
   DIVERSIFIED COMMERCIAL SERVICES - 2.6%
Cendant Corp. (a)                     770       $ 8,855
Chubb PLC                           4,060         5,586
Secom Co., Ltd.                       500        17,635
                                          -------------
                                                 32,076
                                          -------------
   EMPLOYMENT SERVICES - 0.4%
Manpower, Inc.                        162         5,524
                                          -------------
TRANSPORTATION - 1.2%
   AIR FREIGHT & LOGISTICS - 1.0%
Exel PLC                              400         4,108
TPG N.V.                              500         8,084
                                          -------------
                                                 12,192
                                          -------------
   AIRLINES - 0.2%
SkyWest, Inc.                         170         2,579
                                          -------------

-------------------------------------------------------
INFORMATION TECHNOLOGY - 14.6%
SOFTWARE & SERVICES - 3.8%
   APPLICATION SOFTWARE - 0.6%
SAP AG                                100         7,689
                                          -------------
   INFORMATION TECHNOLOGY
   CONSULTING & SERVICES - 0.4%
Accenture Ltd., Class A (a)           300         5,064
                                          -------------
   SYSTEMS SOFTWARE - 2.8%
Microsoft Corp. (a)                   650        34,755
                                          -------------
TECHNOLOGY HARDWARE & EQUIPMENT - 10.8%
   COMPUTER HARDWARE - 3.3%
Applied Materials, Inc. (a)           800        12,024
Hoya Corp.                            100         6,850
International Business
    Machines Corp.                    200        15,788
Legend Holdings Ltd.               18,000         6,520
                                          -------------
                                                 41,182
                                          -------------
   NETWORKING EQUIPMENT - 1.0%
Cisco Systems, Inc. (a)             1,060        11,851
                                          -------------
   OFFICE ELECTRONICS - 2.9%
Canon, Inc.                         1,000        36,818
                                          -------------
   SEMICONDUCTORS - 1.4%
Samsung Electronics Co., Ltd., GDR    100        14,275
Taiwan Semiconductor Manufacturing
   Co., Ltd., ADR                     440         3,441
                                          -------------
                                                 17,716
                                          -------------



See notes to investment portfolio.

October 31, 2002


COMMON
STOCKS (CONTINUED)                 SHARES        VALUE
------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TECHNOLOGY HARDWARE & EQUIPMENT (CONTINUED)
   TELECOMMUNICATIONS EQUIPMENT - 2.2%
Nokia Oyj                             700     $  11,865
Qualcomm, Inc. (a)                    450        15,534
                                          -------------
                                                 27,399
                                          -------------

-------------------------------------------------------
MATERIALS - 4.4%
CHEMICALS - 3.2%
   SPECIALTY CHEMICALS - 1.5%
Ecolab, Inc.                          270        13,028
Kaneka Corp.                        1,000         5,335
                                          -------------
                                                 18,363
                                          -------------
   DIVERSIFIED CHEMICALS - 0.6%
DSM N.V.                              180         7,596
                                          -------------
   FERTILIZERS & AGRICULTURAL CHEMICALS - 1.1%
Potash Corp. of Saskatchewan, Inc.    200        13,468
                                          -------------
METALS & MINING - 1.2%
   DIVERSIFIED METAL & MINING - 1.2%
Inco Ltd.                             760        14,493
                                          -------------

-------------------------------------------------------
TELECOMMUNICATION SERVICES - 6.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.8%
   INTEGRATED TELECOMMUNICATION SERVICES - 3.0%
AT&T Corp.                            900        11,736
SBC Communications, Inc.              700        17,962
Telecom Italia S.p.A.               1,000         7,926
                                          -------------
                                                 37,624
                                          -------------
   WIRELESS TELECOMMUNICATION SERVICES - 3.8%
AT&T Wireless Services, Inc. (a)      689         4,733
China Mobile Ltd. (a)(b)            3,000         7,350
NTT DoCoMo, Inc.                        5         9,205
SK Telecom Co., Ltd. (a)              300         6,021
Telefonica SA (a)                   1,040         9,850
Vodafone Group PLC                  6,500        10,441
                                          -------------
                                                 47,600
                                          -------------

-------------------------------------------------------
UTILITIES - 3.2%
   ELECTRIC UTILITIES - 2.6%
Cinergy Corp.                         220         6,844
Consolidated Edison, Inc.             170         7,237
National Grid Group PLC             2,570        18,281
                                          -------------
                                                 32,362
                                          -------------




                                   SHARES        VALUE
------------------------------------------------------
   GAS UTILITIES - 0.6%
Centrica PLC                        2,770       $ 7,881
                                          -------------
TOTAL COMMON STOCKS
   (cost of $1,599,733)                       1,246,434
                                          -------------

PREFERRED STOCK - 0.4%
-------------------------------------------------------
HEALTH CARE - 0.4%
HEALTH CARE EQUIPMENT & SERVICES - 0.4%
   HEALTH CARE EQUIPMENT - 0.4%
Fresenius AG
   (cost of $15,957)                  140         4,775
                                          -------------

SHORT TERM OBLIGATION - 0.4%          PAR
-------------------------------------------------------
Repurchase agreement with SBC
Warburg Ltd., dated 10/31/02, due
11/01/02 at 1.880% collateralized by
U.S. Treasury Obligations with various
maturities to 11/15/28, market value $5,113
(repurchase proceeds $5,000)
   (cost of $5,000)                $5,000         5,000
                                          -------------
TOTAL INVESTMENTS - 100.6%
   (cost of $1,620,690)(c)                    1,256,209
                                          -------------
OTHER ASSETS & LIABILITIES, NET - (0.6)%        (7,658)
-------------------------------------------------------
NET ASSETS - 100.0%                        $  1,248,551
                                          -------------
NOTES TO INVESTMENT PORTFOLIO:

(a)Non-income producing.
(b)Represents fair value as determined in good faith under the direction of the Board of Trustees.
(c)Cost for federal income tax purposes is $1,621,994.


SUMMARY OF SECURITIES                        % OF TOTAL
BY COUNTRY                        VALUE     INVESTMENTS
-------------------------------------------------------
United States                  $  664,030         53.1%
United Kingdom                    119,575          9.5
Japan                             101,290          8.1
Switzerland                        59,650          4.8
France                             59,576          4.8
Italy                              44,855          3.6
Netherlands                        44,000          3.5
Canada                             42,243          3.4
Germany                            23,725          1.9
South Korea                        14,275          1.1
Hong Kong                          13,870          1.1
Mexico                             12,645          1.0
Finland                            11,865          0.9
Israel                             10,066          0.8
Spain                               9,850          0.8
Denmark                             8,253          0.7
Belgium                             8,000          0.6
Taiwan                              3,441          0.3
                                ---------    ----------
                               $1,251,209        100.0%
                                ---------    ----------

            ACRONYM                  NAME
         ------------    -----------------------------
              ADR         American Depositary Receipt
              GDR          Global Depositary Receipt



See notes to financial statements.

 Investment Portfolio-- Liberty European Thematic Equity Fund

October 31, 2002


COMMON STOCKS - 96.6%              SHARES         VALUE
-------------------------------------------------------
CONSUMER DISCRETIONARY - 11.9%
AUTOMOBILES & COMPONENTS - 1.3%
   AUTOMOBILE MANUFACTURERS - 1.3%
Bayerische Motoren Werke (BMW) AG     345     $  12,292
                                          -------------
CONSUMER DURABLES & APPAREL - 1.4%
   CONSUMER ELECTRONICS - 1.4%
Koninklijke (Royal) Philips
   Electronics N.V.                   710        12,701
                                          -------------
HOTELS, RESTAURANTS & LEISURE - 3.9%
   HOTELS, RESORTS & CRUISE LINES - 2.1%
P & O Princess Cruises PLC          2,700        19,797
                                          -------------
   RESTAURANTS - 1.8%
Compass Group PLC                   3,830        16,960
                                          -------------
MEDIA - 5.3%
   ADVERTISING - 2.0%
WPP Group PLC                       2,820        19,111
                                          -------------
   BROADCASTING & CABLE TV - 3.3%
British Sky Broadcasting
   Group PLC (a)                    1,600        15,096
Societe Television Francaise          600        15,417
                                          -------------
                                                 30,513
                                          -------------

-------------------------------------------------------
CONSUMER STAPLES - 8.2%
FOOD, BEVERAGES & TOBACCO - 8.2%
   DISTILLERS & VINTNERS - 1.3%
Diageo PLC                          1,070        12,052
                                          -------------
   PACKAGED FOODS & MEATS - 6.9%
Cadbury Schweppes PLC               2,060        13,397
Koninklijke Numico N.V.               434         6,911
Nestle SA, Registered Shares          204        43,629
                                          -------------
                                                 63,937
                                          -------------

-------------------------------------------------------
ENERGY - 15.6%
   INTEGRATED OIL & GAS - 14.5%
ENI S.p.A.                          2,115        29,305
Shell Transport & Trading Co., PLC  4,480        28,768
Royal Dutch Petroleum Co.             350        15,109
Total B                               450        61,863
                                          -------------
                                                135,045
                                          -------------
   OIL & GAS DRILLING - 1.1%
Saipem S.p.A.                       1,950        10,522
                                          -------------



                                   SHARES        VALUE
------------------------------------------------------
FINANCIALS - 18.6%
BANKS - 13.2%
Deutsche Bank AG (a)                  350      $ 15,254
ForeningsSparbanken AB              1,700        18,693
Lloyds TSB Group PLC                3,720        31,986
UBS AG, Registered Shares             870        41,357
UniCredito Italiano S.p.A.          4,140        15,548
                                          -------------
                                                122,838
                                          -------------
DIVERSIFIED FINANCIALS - 4.0%
   DIVERSIFIED FINANCIAL SERVICES - 3.5%
Fortis                              1,010        18,446
Sanpaolo - IMI S.p.A.               2,330        14,507
                                          -------------
                                                 32,953
                                          -------------
   MULTI-SECTOR HOLDINGS - 0.5%
AMB Generali Holding AG                70         4,277
                                          -------------
INSURANCE - 1.4%
   LIFE & HEALTH INSURANCE - 1.4%
Alleanza Assicurazioni              1,860        13,346
                                          -------------

-------------------------------------------------------
HEALTH CARE - 14.5%
HEALTH CARE EQUIPMENT & SERVICES - 1.7%
   HEALTH CARE SUPPLIES - 1.7%
Essilor International SA              400        16,070
                                          -------------
PHARMACEUTICALS & BIOTECHNOLOGY - 12.8%
   PHARMACEUTICALS - 12.8%
Aventis SA                            785        46,898
GlaxoSmithKline PLC                 2,100        40,053
Novo Nordisk A/S, Class B             690        18,981
Shire Pharmaceuticals Group PLC (a) 1,700        13,687
                                          -------------
                                                119,619
                                          -------------

-------------------------------------------------------
INDUSTRIALS - 6.5%
CAPITAL GOODS - 1.8%
   INDUSTRIAL CONGLOMERATES - 1.8%
Siemens AG (a)                        360        17,003
                                          -------------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
   DIVERSIFIED COMMERCIAL SERVICES - 0.6%
Chubb PLC                           4,080         5,613
                                          -------------



See notes to investment portfolio.

October 31, 2002


COMMON
STOCKS (CONTINUED)                 SHARES         VALUE
-------------------------------------------------------
INDUSTRIALS (CONTINUED)
   EMPLOYMENT SERVICES - 1.6%
Adecco SA                             375     $  14,697
                                          -------------
TRANSPORTATION - 2.5%
   AIR FREIGHT & LOGISTICS - 2.5%
Exel PLC                              800         8,217
TPG N.V.                              955        15,441
                                          -------------
                                                 23,658
                                          -------------

-------------------------------------------------------
INFORMATION TECHNOLOGY - 4.3%
SOFTWARE & SERVICES - 1.4%
   APPLICATION SOFTWARE - 1.4%
SAP AG                                165        12,687
                                          -------------
TECHNOLOGY HARDWARE & EQUIPMENT - 2.9%
   TELECOMMUNICATIONS EQUIPMENT - 2.9%
Nokia Oyj                           1,610        27,288
                                          -------------

-------------------------------------------------------
MATERIALS - 4.3%
   DIVERSIFIED CHEMICALS - 1.7%
DSM N.V.                              375        15,825
                                          -------------
METALS & MINING - 1.0%
   ALUMINUM - 1.0%
Pechiney SA                           305         9,393
                                          -------------
PAPER & FOREST PRODUCTS - 1.6%
   PAPER PRODUCTS - 1.6%
UPM-Kymmene Oyj                       470        15,212
                                          -------------

-------------------------------------------------------
TELECOMMUNICATION SERVICES - 7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 7.4%
   INTEGRATED TELECOMMUNICATION SERVICES - 3.1%
Telecom Italia S.p.A.               3,700        29,327
                                          -------------
   WIRELESS TELECOMMUNICATION SERVICES - 4.3%
Telefonica SA (a)                   1,153        10,912
Vodafone Group PLC                 18,090        29,059
                                          -------------
                                                 39,971
                                          -------------

-------------------------------------------------------
UTILITIES - 5.3%
   ELECTRIC UTILITIES - 3.2%
National Grid Group PLC             4,230        30,089
                                          -------------



                                   SHARES         VALUE
-------------------------------------------------------
   GAS UTILITIES - 2.1%
Centrica PLC                        6,750 $      19,206
                                          -------------
TOTAL COMMON STOCKS
   (cost of $982,737)                           902,002
                                          -------------
PREFERRED STOCK - 1.5%
-------------------------------------------------------
HEALTH CARE - 1.5%
HEALTH CARE EQUIPMENT & SERVICES - 1.5%
   HEALTH CARE EQUIPMENT - 1.5%
Fresenius AG
   (cost of $23,666)                  410        13,984
                                          -------------

TOTAL INVESTMENTS - 98.1%
   (cost of $1,006,403)(b)                      915,986
                                          -------------
OTHER ASSETS & LIABILITIES, NET - 1.9%           17,716
-------------------------------------------------------
NET ASSETS - 100.0%                       $     933,702
                                          -------------
NOTES TO INVESTMENT PORTFOLIO:

(a)Non-income producing.
(b)Cost for federal income tax purposes is $1,292,145.


SUMMARY OF SECURITIES                        % OF TOTAL
BY COUNTRY                        VALUE     INVESTMENTS
-------------------------------------------------------
United Kingdom                 $  303,091         33.1%
France                            149,641         16.3
Italy                             112,555         12.3
Switzerland                        99,683         10.9
Germany                            75,497          8.2
Netherlands                        65,987          7.2
Finland                            42,500          4.6
Denmark                            18,980          2.1
Sweden                             18,693          2.1
Belgium                            18,446          2.0
Spain                              10,913          1.2
                                ---------    ----------
                                $ 915,986        100.0%
                                ---------     ---------




See notes to financial statements.

 Statements of Assets and Liabilities

October 31, 2002


                                                                          LIBERTY                       LIBERTY
                                                                      GLOBAL THEMATIC              EUROPEAN THEMATIC
                                                                        EQUITY FUND                   EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                    $  1,620,690                    $  1,006,403
                                                                    ----------------                  --------------
Investments, at value                                                   $  1,256,209                    $    915,986
Cash                                                                             816                             751
Foreign currency (cost of $9,644 and $16,721, respectively)                    9,756                          16,868
Receivable for:
   Investments sold                                                               --                           7,452
   Fund shares sold                                                               --                           5,000
   Dividends                                                                   1,957                           2,201
Expense reimbursement due from Advisor                                        12,884                          11,777
Deferred Trustees' compensation plan                                             180                             180
                                                                    ----------------                  --------------
     Total Assets                                                          1,281,802                         960,215
                                                                    ----------------                  --------------
LIABILITIES:
Payable for:
   Investments purchased                                                       6,612                           3,774
   Management fee                                                                869                           1,962
   Administration fee                                                            153                             348
   Transfer agent fee                                                            331                             182
   Pricing and bookkeeping fees                                                1,138                           1,136
   Trustees' fee                                                                 107                              92
   Audit fee                                                                  13,400                          13,400
   Custody fee                                                                 1,200                           2,157
   Reports to shareholders                                                     7,006                           1,506
Deferred Trustees' fee                                                           180                             180
Other liabilities                                                              2,255                           1,776
                                                                    ----------------                  --------------
     Total Liabilities                                                        33,251                          26,513
                                                                    ----------------                  --------------
NET ASSETS                                                              $  1,248,551                    $    933,702
                                                                    ================                  ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                         $  1,929,418                    $  1,608,055
Accumulated net investment loss                                                 (540)                           (538)
Accumulated net realized loss                                               (316,016)                       (583,713)
Net unrealized appreciation (depreciation) on:
   Investments                                                              (364,481)                        (90,417)
   Foreign currency translations                                                 170                             315
                                                                    ----------------                  --------------
NET ASSETS                                                              $  1,248,551                    $    933,702
                                                                    ================                  ==============
CLASS Z:
Net assets                                                              $  1,248,551                    $    933,702
Shares outstanding                                                           196,092                         158,167
                                                                    ----------------                  --------------
Net asset value, offering and redemption price per share                $       6.37                    $       5.90
                                                                    ================                  ==============



See notes to financial statements.

 Statements of Operations

For the Year Ended October 31, 2002


                                                                          LIBERTY                       LIBERTY
                                                                      GLOBAL THEMATIC              EUROPEAN THEMATIC
                                                                        EQUITY FUND                   EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                $    20,574                     $    19,018
Interest                                                                         138                             195
                                                                    ----------------                  --------------
   Total Investment Income (net of foreign taxes
     withheld of $1,450 and $2,358, respectively)                             20,712                          19,213
                                                                    ----------------                  --------------
EXPENSES:
Management fee                                                                13,091                           9,769
Administration fee                                                             2,310                           1,724
Pricing and bookkeeping fees                                                  11,912                          11,907
Transfer agent fee                                                             2,516                           1,354
Trustees' fee                                                                  5,397                           5,394
Custody fee                                                                    6,265                          10,740
Audit fee                                                                     13,575                          13,575
Registration fee                                                              27,813                          27,775
Reports to shareholders                                                       16,207                           2,325
Other expenses                                                                 3,613                           3,729
                                                                    ----------------                  --------------
   Total Expenses                                                            102,699                          88,292
Fees and expenses waived or reimbursed by Advisor/Administrator              (77,947)                        (69,815)
Custody earnings credit                                                         (152)                           (121)
                                                                    ----------------                  --------------
   Net Expenses                                                               24,600                          18,356
                                                                    ----------------                  --------------
Net Investment Income (Loss)                                                  (3,888)                            857
                                                                    ----------------                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                              (236,108)                       (450,808)
   Foreign currency transactions                                                 265                          (1,167)
                                                                    ----------------                  --------------
     Net realized loss                                                      (235,843)                       (451,975)
                                                                    ----------------                  --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                               (51,742)                        198,750
   Foreign currency translations                                                 265                             135
                                                                    ----------------                  --------------
     Net change in unrealized appreciation/depreciation                      (51,477)                        198,885
                                                                    ----------------                  --------------
Net Loss                                                                    (287,320)                       (253,090)
                                                                    ----------------                  --------------
Net Decrease in Net Assets from Operations                              $   (291,208)                  $    (252,233)
                                                                    ================                  ==============



See notes to financial statements.

 Statements of Changes in Net Assets


                                                                   LIBERTY                         LIBERTY
                                                               GLOBAL THEMATIC                 EUROPEAN THEMATIC
                                                                  EQUITY FUND                     EQUITY FUND
                                                          ----------------------------     --------------------------
                                                          YEAR ENDED      PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                          OCTOBER 31,      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                          2002(a)          2001(b)         2002(a)        2001(b)
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                               $    (3,888)   $    (4,920)     $       857    $     7,885
Net realized loss on investments and foreign currency
   transactions                                               (235,843)       (75,203)        (451,975)      (123,535)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations            (51,477)      (312,834)         198,885       (288,987)
                                                          ------------   ------------     ------------   ------------
Net Decrease from Operations                                  (291,208)      (392,957)        (252,233)      (404,637)
                                                          ------------   ------------     ------------   ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class Z                               (839)            --          (20,508)            --
                                                          ------------   ------------     ------------   ------------
SHARE TRANSACTIONS:
Class Z:
Subscriptions                                                  499,082      1,988,113          990,208      2,863,207
Distributions reinvested                                           839             --           20,508             --
Redemptions                                                   (553,111)        (1,368)        (979,194)    (1,283,649)
                                                          ------------   ------------     ------------   ------------
   Net Increase (Decrease) from Share Transactions             (53,190)     1,986,745           31,522      1,579,558
                                                          ------------   ------------     ------------   ------------
Total Increase (Decrease) in Net Assets                       (345,237)     1,593,788         (241,219)     1,174,921
NET ASSETS:
Beginning of period                                          1,593,788             --        1,174,921             --
                                                          ------------   ------------     ------------   ------------
End of period                                              $ 1,248,551    $ 1,593,788      $   933,702    $ 1,174,921
                                                          ============   ============     ============   ============
Undistributed net investment income
   (Accumulated net investment loss)                       $      (540)   $      (176)     $      (538)   $       849
                                                           ============   ============     ============   ============
CHANGES IN SHARES:
Class Z:
Subscriptions                                                   67,200        205,106          155,828        318,744
Issued for distributions reinvested                                104             --            2,658             --
Redemptions                                                    (76,155)          (163)        (157,802)      (161,261)
                                                          ------------   ------------     ------------   ------------
   Net Increase (Decrease)                                      (8,851)       204,943              684        157,483
                                                          ============   ============     ============   ============

(a)On July 29, 2002, the Funds' outstanding shares were redesignated as Class Z shares.
(b)The Funds commenced investment operations on January 2, 2001.



See notes to financial statements.

 Notes to Financial Statements

October 31, 2002


NOTE 1. ACCOUNTING POLICIES
ORGANIZATION:

Liberty Global Thematic Equity Fund, formerly Stein Roe Global Thematic Equity Fund ("Global Thematic Equity Fund") and Liberty European Thematic Equity Fund, formerly Stein Roe European Thematic Equity Fund ("European Thematic Equity Fund") (collectively, the "Funds") are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Funds may issue an unlimited number of shares. Each Fund's investment goal is to seek long-term growth of capital. On July 29, 2002, the outstanding shares of the Funds were redesignated Class Z shares. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available or quotations which management believes are not appropriate are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES:

Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of their taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

October 31, 2002



The Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Funds may enter into forward currency exchange contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts is closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-dividend date (except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to deferral of losses from wash sales, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

               ACCUMULATED     ACCUMULATED
             NET INVESTMENT   NET REALIZED    PAID-IN
                  LOSS            LOSS        CAPITAL
                ---------      ----------    --------
Global
  Thematic
  Equity
  Fund        $ 4,363         $ (9,697)       $ 5,334

European
  Thematic
  Equity
  Fund         18,264          (15,245)        (3,019)


Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended October 31, 2002 was as follows:

                                ORDINARY
                                 INCOME
                                --------
Global Thematic
  Equity Fund                   $  839

European Thematic
  Equity Fund                   20,508



As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                             UNREALIZED
                            DEPRECIATION*
                             -----------
Global Thematic
  Equity Fund                $(365,614)

European Thematic
  Equity Fund                 (375,991)



* The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on wash sales.

October 31, 2002



The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                 GLOBAL      EUROPEAN
                                THEMATIC     THEMATIC
    YEAR OF EXPIRATION         EQUITY FUND  EQUITY FUND
    ------------------        ------------ ------------
           2009                $ 79,387      $ 92,707
           2010                 235,325       205,264
                              ------------ ------------
                               $314,712      $297,971
                              ------------ ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.


NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:

Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Funds and receives a monthly fee equal to 0.85% annually of each Fund's average daily net assets. Nordea Securities, Inc. ("Nordea") has been retained by the Advisor as sub-advisor to manage the day-to-day investment operations of the Funds. The Advisor, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.60% annually of the average daily net assets of each Fund. Effective January 1, 2002, Nordea Investment Management North America, Inc. replaced Nordea as sub-advisor to the Funds.

ADMINISTRATION FEE:

The Advisor also provides accounting and other services for a monthly fee equal to 0.15% annually of each Fund's average daily net assets.

PRICING AND BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with each Fund, the Advisor receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that a Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of each Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

EXPENSE LIMITS:

The Advisor has voluntarily agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.60% annually of each Fund's average daily net assets.

OTHER:

The Funds pay no compensation to their officers, all of whom are employees of the Advisor or its affiliates.

The Funds' Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

The Funds have an agreement with their custodian bank under which $152 and $121, respectively, of custody fees were reduced by balance credits for the year ended October 31, 2002. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

October 31, 2002




NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended October 31, 2002, purchases and sales of investments, other than short-term obligations, were as follows:

                             PURCHASES       SALES
                             ---------     ---------
Global Thematic
  Equity Fund                $620,965       $624,952

European Thematic
  Equity Fund                 818,981        807,064



Unrealized appreciation (depreciation) at October 31, 2002, based on cost of investments for federal income tax purposes, was:

                  GROSS         GROSS           NET
               UNREALIZED    UNREALIZED     UNREALIZED
              APPRECIATION  DEPRECIATION   DEPRECIATION
               ----------    ----------     ----------
Global
  Thematic
  Equity
  Fund        $28,323        $(394,108)     $(365,785)

European
  Thematic
  Equity
  Fund         36,921         (413,080)      (376,159)



OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

 Financial Highlights-- Liberty Global Thematic Equity Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                            YEAR ENDED       PERIOD ENDED
                                                                            OCTOBER 31,       OCTOBER 31,
CLASS Z SHARES                                                                2002(a)          2001(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   7.78          $ 10.13
                                                                           ----------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                         (0.02)           (0.03)
Net realized and unrealized loss on investments and foreign currency            (1.39)           (2.32)
                                                                           ----------        ---------
   Total from Investment Operations                                             (1.41)           (2.35)
                                                                           ----------        ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                         --(d)            --
                                                                           ----------        ---------
NET ASSET VALUE, END OF PERIOD                                               $   6.37        $    7.78
                                                                           ==========        =========
Total return (e)(f)                                                            (18.08)%         (23.20)%(g)
                                                                           ==========        =========
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                                                     1.60%            1.60%(i)
Net investment loss (h)                                                         (0.25)%          (0.40)%(i)
Waiver/reimbursement                                                             5.07%            5.54%(i)
Portfolio turnover rate                                                            41%              15%(g)
Net assets, end of period (000's)                                            $  1,249          $ 1,594

(a)On July 29, 2002, the Stein Roe Global Thematic Equity Fund was redesignated Liberty Global Thematic Equity Fund, Class Z shares.
(b)The Fund commenced operations on January 2, 2001.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Rounds to less than $0.01 per share.
(e)Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Total return at net asset value assuming all distributions reinvested.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokeraged arrangements, if applicable, had no impact.
(i)Annualized.


 Financial Highlights-- Liberty European Thematic Equity Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                         YEAR ENDED       PERIOD ENDED
                                                                         OCTOBER 31,       OCTOBER 31,
CLASS Z SHARES                                                             2002(a)          2001(b)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $    7.46          $ 10.18
                                                                           ----------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                          0.01             0.05
Net realized and unrealized loss on investments and foreign currency            (1.44)           (2.77)
                                                                           ----------        ---------
   Total from Investment Operations                                             (1.43)           (2.72)
                                                                           ----------        ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                      (0.13)              --
                                                                           ----------        ---------
NET ASSET VALUE, END OF PERIOD                                              $    5.90        $    7.46
                                                                           ==========        =========
Total return (d)(e)                                                            (19.58)%         (26.72)%(f)
                                                                           ==========        =========
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                     1.60%            1.60%(h)
Net investment income (g)                                                        0.07%            0.71%(h)
Waiver/reimbursement                                                             6.08%            5.57%(h)
Portfolio turnover rate                                                            71%              33%(f)
Net assets, end of period (000's)                                            $    934          $ 1,175

(a)On July 29, 2002, the Stein Roe European Thematic Equity Fund was redesignated Liberty European Thematic Equity Fund, Class Z shares.
(b)The Fund commenced operations on January 2, 2001.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)Total return at net asset value assuming all distributions reinvested.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)Annualized.

 Report of Ernst & Young LLP, Independent Auditors


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF LIBERTY-STEIN ROE FUNDS INVESTMENT
TRUST:
LIBERTY GLOBAL THEMATIC EQUITY FUND
LIBERTY EUROPEAN THEMATIC EQUITY FUND

We have audited the accompanying statements of assets and liabilities, including the Investment Portfolios, of the Liberty Global Thematic Equity Fund (formerly, Stein Roe Global Thematic Equity Fund) and Liberty European Thematic Equity Fund (formerly, Stein Roe European Thematic Equity Fund) (two of the series constituting Liberty-Stein Roe Funds Investment Trust [the "Trust"]) as of October 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 2001 (commencement of operations) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty-Stein Roe Funds Investment Trust, at October 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period from January 2, 2001 to October 31, 2001, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
December 12, 2002

 Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.


                                            Year first                                                  Number of
                                            elected or                                              portfolios in fund     Other
                            Position with   appointed       Principal occupation(s)                  complex overseen  directorships
Name, address and age       Liberty Funds   to office       during past five years                      by trustee         held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      2000     President of UAL Loyalty Services and Executive        103       None
c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      2000     Executive Vice President-Corporate Development         103       None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      1995     Private Investor since 1987 (formerly                 105***     None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation (building products
Boston, MA 02111                                     manufacturer))

Salvatore Macera (age 71)      Trustee      1998     Private Investor since 1981 (formerly Executive        103       None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 60)     Trustee      2000     Professor of Economics, University of Washington,      118*        None
c/o Liberty Funds Group LLC                          since January 1976; Ford and Louisa Van Voorhis
One Financial Center                                 Professor of Political Economy, University of
Boston, MA 02111                                     Washington, since September 1993; Director,
                                                     Institute for Economic Research, University of
                                                     Washington, since September 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September 1980, Associate Editor, Journal
                                                     of Money Credit and Banking, since September
                                                     1993; Trustee, Columbia Funds since July 2002;
                                                     consultant on economic and statistical matters.

John J. Neuhauser (age 59)     Trustee      1985     Academic Vice President and Dean of Faculties         105***    Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                  and SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                        (e-learning)

Thomas E. Stitzel (age 66)     Trustee      1998     Business Consultant since 1999 (formerly               103          None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      2000     Managing Director, William Blair Capital Partners    103    Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly          (business products and
One Financial Center                                 Chief Executive Officer and Chairman of the                services), Anixter
Boston, MA 02111                                     Board of Directors, Continental Bank                          International
                                                     Corporation)                                                 (network support
                                                                                                             equipment distributor),
                                                                                                                Jones Lang LaSalle
                                                                                                             (real estate management
                                                                                                            services) and MONY Group
                                                                                                                (life insurance)



22


 Trustees (continued)

                                         Year first                                                 Number of
                                         elected or                                              portfolios in fund        Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                        by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 57)     Trustee      1998     Author and speaker on educational systems needs  103  Chairman of the Board of
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education            Directors, Enesco Group,
One Financial Center                                 Industry from 1994 to 1997, and President,            Inc. (designer, importer
Boston, MA 02111                                     Applications Solutions Division from 1991 to        and distributor of giftware
                                                     1994, IBM Corporation (global education and               and collectibles)
                                                     global applications))


INTERESTED TRUSTEES

William E. Mayer** (age 62)    Trustee      1994     Managing Partner, Park Avenue Equity Partners 105*** Lee Enterprises (print and
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999          online media), WR Hambrecht
One Financial Center                                 (formerly Founding Partner, Development Capital      + Co. (financial service
Boston, MA 02111 LLC                                 LLC from November 1996 to February 1999;                provider), First Health
                                                     Dean and Professor, College of Business and           (health care) and Systech
                                                     Management, University of Maryland from              Retail Systems (retail
                                                     October 1992 to November 1996)                    industry technology provider)

Joseph R. Palombo** (age 49)   Trustee      2000     Chief Operating Officer of Columbia             103            None
One Financial Center             and                 Management Group, Inc. (Columbia Management
Boston, MA 02111              Chairman               Group) since November 2001; formerly Chief
                               of the                Operations Officer of Mutual Funds, Liberty
                                Board                Financial Companies, Inc. from August 2000 to
                                                     November 2001; Executive Vice President of Stein
                                                     Roe & Franham, Incorporated (Stein Roe)
                                                     since April 1999; Executive Vice President
                                                     and Director of Colonial Management Associates,
                                                     Inc. since April 1999; Executive Vice President
                                                     and Chief Administrative Officer of Liberty Funds
                                                     Group LLC (LFG) since April 1999; Director of Stein
                                                     Roe since September 2000; Trustee and Chairman
                                                     of the Board of Stein Roe Mutual Funds since
                                                     October 2000; Manager of Stein Roe Floating Rate
                                                     Limited Liability Company since October 2000; Vice
                                                     President of Galaxy Funds since September 2002;
                                                     (formerly Vice President of Liberty Funds from
                                                     April 1999 to August 2000; Chief Operating Officer
                                                     and Chief Compliance Officer, Putnam Mutual
                                                     Funds from December 1993 to March 1999)


* In addition to serving as a disinterested trustee of Liberty Funds, Mr. Nelson serves as a disinterested director of Columbia Funds, currently consisting of 15 funds, which are advised by an affiliate of the Advisor.
** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.
***In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr.
   Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 Officers and Transfer Agent


 OFFICERS AND TRANSFER AGENT

                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age     Liberty Funds to office   Principal occupation(s) during past five years
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)    President      2001      President of Liberty Funds since November 2001; President, Chief Investment
Columbia Management                                 Officer and Chief Executive Officer of Columbia Management Group or its
Group, Inc. 590 Madison                             predecessor since August 2000; President, Chief Executive Officer and Chief
Avenue, 36th Floor                                  Investment Officer of Fleet Investment Advisor Inc. since 2000 (formerly
Mail Stop NY EH 30636A                              Managing Director and Head of U.S. Equity, J.P. Morgan Investment Management
New York, NY 10022                                  from November 1996 to August 2000); President of the Galaxy Funds since
                                                    September 2002

Vicki L. Benjamin (age 41)   Chief        2001      Controller of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds
One Financial Center      Accounting                since May 2002; Chief Accounting Officer of the Liberty Funds, Stein Roe Funds
Boston, MA 02111          Officer and               and Liberty All-Star Funds since June 2001; Controller and Chief Accounting
                          Controller                Officer of Galaxy Funds since September 2002; Vice President of LFG since April
                                                    2001 (formerly Vice President, Corporate Audit, State Street Bank and Trust
                                                    Company from May 1998 to April 2001; Audit Manager from July 1994 to June 1997;
                                                    Senior Audit Manager from July 1997 to May 1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38)  Treasurer  2000      Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                                (formerly Controller of the Liberty Funds and Liberty All-Star Funds from
Boston, MA 02111                                    February 1998 to October 2000); Treasurer of Stein Roe Funds since February 2001
                                                    (formerly Controller from May 2000 to February 2001); Treasurer of Galaxy Funds since September 2002; Senior Vice President of LFG since January 2001 (formerly
                                                    Vice President from April 2000 to January 2001; Vice President of Colonial
                                                    Management Associates, Inc. from February 1998 to October 2000; Senior Tax
                                                    Manager; Coopers & Lybrand, LLP from April 1996 to January 1998)

Jean S. Loewenberg (age 57)  Secretary    2002      Secretary of Liberty Funds, Stein Roe Funds and Liberty All-Star Funds since
One Financial Center                                February 2002; General Counsel of Columbia Management Group since December 2001;
Boston, MA 02111                                    Senior Vice President since November 1996, Assistant General Counsel and Senior
                                                    Vice President of Fleet National Bank since September 2002 (formerly Senior
                                                    Vice President and Group Senior Counsel of Fleet National Bank from November
                                                    1994 to September 2002); Assistant Secretary of Galaxy Funds since September
                                                    2002







Important Information About This Report
The Transfer Agent for Liberty Thematic Equity Funds is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Liberty Thematic Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Thematic Equity Funds

Liberty Thematic Equity Funds   ANNUAL REPORT, OCTOBER 31, 2002

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[eagle head logo]
LibertyFunds
A Member of Columbia Managment Group
(C)2002 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621


                                                LTF-02/666L-1002 (12/02) 02/2862